Exhibit 10.3

March 17, 2011

Mr. Alan N. Braverman

Senior Executive Vice President, General Counsel and Secretary

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

RE:	Amendment to that certain Employment Agreement dated as of
October 1, 2008 by and between The Walt Disney Company and
Alan N. Braverman (the “Agreement”)

Dear Mr. Braverman:

This letter agreement will confirm that Paragraph 7 of the Agreement is hereby deleted in its entirety (together with all references thereto in the Agreement) and shall be of no further force or effect, effective as of the date hereof.

As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

If the foregoing accurately reflects your understanding of our mutual agreement, please so indicate in the space provided below and return an executed copy hereof to us at your earliest convenience.

Very truly yours, THE WALT DISNEY COMPANY

By:	/s/ M. Jayne Parker

Title:	EVP, Chief HR Officer

Date:	3/17/2011

ACCEPTED AND AGREED TO:

/s/ Alan N. Braverman
Alan N. Braverman

Date:	3/17/2011